UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                _____________

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):           March 1, 2005


                                Zanett, Inc.
_____________________________________________________________________________

           (Exact name of registrant as specified in its charter)


Delaware                           0-27068                 56-43895
_____________________________________________________________________________

(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                 File Number)            Identification No.)


135 East 57th Street, 15th Floor, New York, NY              10022
_____________________________________________________________________________

(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 980-4600
_____________________________________________________________________________

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

__   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry Into a Definitive Material Agreement.

      On March 1, 2005, Zanett, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Whitbread Technology Partners, Inc. ("Whitbread") and Joel D'Arcy, the sole shareholder of Whitbread (the "Shareholder"). Pursuant to the Agreement, effective as of March 1, 2005, the Company acquired all of the issued and outstanding capital stock of Whitbread from the Shareholder.

      Whitbread was founded in January 2000 to offer custom enterprise resource planning solutions to customers using the Oracle E-Business Suite software applications. Based outside Boston, Whitbread's operations are focused in the New England region. Oracle has recognized the performance of Whitbread on both a regional and national level, awarding Whitbread its highest recognition as a Certified Advantage Partner. Whitbread's key service areas include; project management, business and functional consulting, technical services, application support, and training.

      The total consideration to be paid by the Company to the Shareholder will be comprised of initial consideration, a purchase price adjustment based on the level of Whitbread's net working capital at closing, future contingent consideration and a final consideration payment.

      The initial consideration consisted of $1,632,000 in cash and 128,302 shares of the Company's common stock ("Common Stock") valued at $655,623 based on the average closing price of the Common Stock for the three trading days immediately preceding the Closing, of which 19,245 were issued into escrow to secure certain obligations of the Shareholder under the Agreement. The initial consideration will be increased or decreased for any difference between the amount of Whitbread's net working capital at closing and $350,000, which was the benchmark level of working capital to be provided by Whitbread.

      The Shareholder is eligible to receive contingent consideration in each of the three successive annual performance periods commencing April 1, 2005 based upon Whitbread attaining specified earnings and revenue targets in each period. The contingent consideration in each period consists of a payment of $238,000 in cash and the issuance of a number of shares of Common Stock determined by dividing $238,000 by the average closing price of Common Stock for the 15 trading days immediately preceding the last day of the applicable annual performance period.

      The annual contingent consideration will be paid to the Shareholder only if Whitbread's earnings before interest, taxes, depreciation and amortization ("EBITDA"), as defined in the Agreement, and revenue equal or exceed certain thresholds specified in the Agreement. Pursuant to the Agreement, the total contingent cash payments and contingent stock payments payable to the Shareholder for all annual performance periods shall not exceed $1,428,000 in the aggregate.

      The final consideration is payable to the Shareholder on March 1, 2009, and will consist of $241,500 in cash and the issuance of a number of shares of Common Stock determined by dividing $143,000 by the average closing price of Common Stock for the 15 trading days immediately preceding March 1, 2006. The Company has calculated the fair value of the deferred consideration to be $357,674 based on current interest rates. The difference between the fair value and the actual payments will be recorded as interest expense over the deferral periods.

      Assuming no purchase price adjustment to the initial consideration and the satisfaction of all contingent payment requirements, the maximum aggregate consideration under the Agreement will be $4,124,500.

      The Common Stock issued or issuable to the Shareholder pursuant to the Agreement is subject to certain transfer restrictions until March 10, 2010 pursuant to a lock-up agreement executed by the Shareholder, subject to certain limited exceptions. In connection with the Agreement, the Shareholder also entered into a non-competition agreement with Whitbread.

      For accounting purposes, the Company will record the consideration based on the fair value of the amounts paid. For shares issued, the value will be based on the trading price of the Common Stock, less a discount reflecting the impact of the lock-up agreement that prevents the Shareholder from selling that Common Stock. The final consideration payable on March 1, 2009 will be discounted to its present value based on current interest rates available to the Company. Contingent consideration will be recorded by the Company when the achievement of the EBITDA and revenue targets is satisfied beyond a reasonable doubt.

      The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

      Effective March 1, 2005, the Company completed the acquisition of the capital stock of Whitbread pursuant to the Agreement. The descriptions of the transaction and the terms of the Agreement described in Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Company intends to file such financial information as an amendment to this Form 8-K within 71 days of the date this Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.
In accordance with Item 9.01(b)(2) of Form 8-K, the Company intends to file such financial information as an amendment to this Form 8-K within 71 days of the date this Form 8-K is required to be filed.

(c) Exhibits.

2.1* Stock Purchase Agreement by and among Whitbread Technology Partners, Inc, Zanett, Inc. and Joel D'Arcy, dated as of March 1, 2005.

* Exhibits and schedules omitted. The Company will furnish a supplementary copy of any omitted exhibit or schedule to the Commission upon request.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZANETT, INC.



Date:  March 7, 2005                              By: /s/ Jack M. Rapport
                                                      Jack M. Rapport
                                                      Chief Financial Officer

                                Exhibit Index

2.1* Stock Purchase Agreement by and among Whitbread Technology Partners, Inc, Zanett, Inc. and Joel D'Arcy, dated as of March 1, 2005.

* Exhibits and schedules omitted. The Company will furnish a supplementary copy of any omitted exhibit or schedule to the Commission upon request.